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                                                                   EXHIBIT 10.29


                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT, is made and entered into as of the 25th day of February, 1999 and effective as of January 1, 1999, by and between TEMPLATE SOFTWARE, INC., a Virginia corporation (the "Company") and Joseph M. Fox (the
                                             -------
"Executive").
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                                    RECITALS


     A. The Company desires to retain Executive to provide the services hereinafter set forth.

     B. Executive is willing to provide such services to the Company on the terms and conditions hereinafter set forth.


                                   AGREEMENT


     In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

     1.  EMPLOYMENT AND TERM.  The Company agrees to employ the Executive and
         -------------------
the Executive agrees to work for the Company, subject to the terms and conditions below, for a term of one years, beginning January 1, 1999, and ending December 31, 1999.

     2.  COMPENSATION; BENEFITS.  Subject to the terms and conditions of this
         ----------------------
Agreement, the Company shall pay to the Executive a base salary of Seventy-Five Thousand Dollars ($75,000), to be paid each pay period in accordance with the Company's regular payroll policies. In addition, the Executive shall be entitled to receive such benefits as are available generally to full-time employees of the Company, including, but not limited to, medical insurance, dental insurance, life insurance, vacation, holidays and sick leave, as the Company generally provides to its full-time employees holding similar positions as that of the Executive. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law.

     3.  DUTIES.  The Executive shall be employed as Chairman of the Company's
         ------
Board of Directors. The Executive will not be required to spend his full time at the Company, but shall use his best efforts to conscientiously and diligently perform the duties assigned to him by the Company. The Executive also shall perform such duties as may be assigned to him from time to time by the Company's Board of Directors.

     4.  RIGHT TO CONTRACT; CONFLICT OF INTEREST.  The Executive hereby
         ---------------------------------------
represents and warrants to the Company that (i) he has full right and authority to enter into this Agreement and to perform his obligations hereunder, and (ii) the execution and delivery of this Agreement by the Executive and the performance of the Executive's obligations hereunder

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will not conflict with or breach any agreement, order or decree to which the
Executive is a party or by which he is bound. During the term of this Agreement, the Executive shall not directly or indirectly consult, advise, be retained or employed by, or in any manner perform any service with any other business or entity engaged in a like or competing business to that of the Company without first obtaining consent in writing from the Company.

     5.  TRANSFER BY COMPANY.  If at any time during the term of this Agreement,
         -------------------
the Company transfers the Executive to another location, the Company will reimburse the Executive for all reasonable moving expenses incurred as a result of such transfer. In the event that the Executive terminates this Agreement without cause pursuant to Section 8 hereof within one year after any such
                          ---------
transfer, the Executive shall refund to the Company all amounts paid to him by the Company as moving expenses (including temporary housing and incidental expenses) pursuant to this Section 5. The Executive agrees that any amounts
                           ---------
owing to the Company under this Section 5 may be deducted from any salary or
                                ---------
other amounts owed to him by the Company, consistent with applicable law.

     6.  TERMINATION BY THE COMPANY.
         --------------------------

     (a) The Company shall have the right to terminate this Agreement with or without cause at any time during the term of this Agreement by giving written notice to the Executive. The termination shall become effective on the date specified in the notice, which termination date shall not be a date prior to the date 5 days following the date of the notice of termination itself. In the event that the Executive is terminated for cause, the Company shall pay the Executive salary through the day on which such termination is effective. In the event that the Executive is terminated without cause, the Company shall pay to the Executive compensation equal to the greater of (i) the compensation due to Executive through the end of the term of this Agreement, and (ii) twelve (12) months of the Executive's base salary on the effective date of termination.

     (b) For purposes of this Section 6, "cause" shall mean (i) a material
                              ---------   -----
breach by the Executive of any covenant or condition hereunder; (ii) a material neglect of duty by the Executive; or (iii) the commission by the Executive of any act or omission constituting gross negligence, dishonesty, fraud, immoral or disreputable conduct which is, or in the reasonable opinion of the Company's Board of Directors is likely to be, harmful to the Company or its reputation.

     7.  TERMINATION BY DEATH OR DISABILITY OF THE EXECUTIVE.
         ---------------------------------------------------

     (a) In the event of the Executive's death during the term of this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Executive's beneficiary or estate, the salary and other compensation due the Executive through the day on which his death shall have occurred.

     (b) If the Executive is unable to perform his duties hereunder due to mental, physical or other disability for a period of 90 consecutive business days, as determined by the Company, or for 90 business days in any period of 12 consecutive months, this Agreement may

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be terminated by the Company, at its option, by written notice to the Executive, effective on the termination date specified in such notice, provided such termination date shall not be a date prior to the date of the notice of termination itself. In this case, the Company will pay the Executive the salary and other compensation due him through the day on which such termination is effective.

     8.  TERMINATION BY THE EXECUTIVE.
         -----------------------------

     (a) The Executive may voluntarily terminate this Agreement at any time, with or without cause, by giving 30 days written notice to the Company. Any such termination, if without cause, shall become effective on the date specified in such notice, provided that the Company may elect to have such termination become effective on a date after, but not more than 14 days after, the date of the notice. If such termination is with cause, it shall become effective on the 30 days after the date of such notice, provided the Company has failed to cure the cause specified in the notice.

     (b) After the date of any such termination, the Executive shall be entitled to the salary due him through the day on which such termination becomes effective, unless such termination was for cause, in which case he shall be entitled to receive from the Company compensation equal to the compensation the Executive would have received had the Company terminated this Agreement without cause pursuant to Section 6(a).
                  -------------

     (c) In the event the Executive terminates this Agreement without cause, or the Company terminates this Agreement with cause, in either case within one year after the commencement of the Executive's employment with the Company, the Executive shall refund to the Company all amounts, if any, paid him by the Company as moving expenses (including temporary housing and incidental expenses). The Executive agrees that any amounts owing to the Company as moving expenses under this Section 8 may be deducted from any salary owed to him by the
                    ---------
Company, consistent with applicable law.

     (d) For purposes of this Section 8, "cause" shall mean a material failure
                              ---------   -----
by the Company to perform its obligations under this Agreement.

     9.  SUSPENSION. In the event the Company has reasonable cause to believe
         ----------
that there exists cause for termination of this Agreement as defined in Section
                                                                        -------
6, immediately upon written notice to the Executive, the Company may but shall
-
not be obligated to suspend the Executive, with pay, for a period not to exceed four (4) weeks, either as a disciplinary measure or in order to investigate the Company's belief that such cause exists. No such suspension shall prevent the Company from thereafter exercising its rights to terminate this Agreement in accordance with its terms.

     10.  NON-COMPETITION AND NON-SOLICITATION.
          -------------------------------------

     (a) Non-Competition.  The Executive agrees that, during his employment
         ---------------
hereunder, and for a period of two (2) months after the later of (i) the effective date of termination of this Agreement, (ii) the date on which the Executive's period of compensated

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severance hereunder expires, or (iii) the date of entry by a court of competent jurisdiction of a final judgment enforcing this covenant, he will not, in any geographic area where the Company engages in its business or maintains sales or service representatives or employees:

             (A) compete with the Company, or any subsidiary or affiliate of the Company;

             (B) interfere with or disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between the Company, or any subsidiary or affiliate of the Company, and any customer, supplier or employee of the Company, or any such subsidiary or affiliate;

     (b) Non-Solicitation.  The Executive agrees that, during his employment
         ----------------
hereunder, and for a period of two (2) years after the later of (i) the effective date of termination of this Agreement, (ii) the date on which the Executive's period of compensated severance hereunder expires, or (iii) the date of entry by a court of competent jurisdiction of a final judgment enforcing this covenant, he will not offer employment to any current employee of the Company or solicit (directly or indirectly, either individually or in connection with any employer or other business partner) any current employee of the Company to accept employment elsewhere.

     (c) The following terms, as used in this Section 10 shall have the meanings
                                              ----------
set forth below:

             (A) The term "compete" means to engage in competition, directly or
                           -------
indirectly, individually or through a family member or other person acting on the Executive's behalf, as an employee, officer, director, proprietor, partner or stockholder or other security holder (other than of a corporation listed on a national securities exchange or the securities of which are regularly traded in the over-the-counter market, provided that the Executive at no time owns in excess of 5% of the outstanding securities of such corporation entitled to vote for the election of directors) of any firm, corporation or entity of any nature whatsoever.

             (B) The term "affiliate" means any person, firm or corporation,
                          -----------
directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company.

     (d) The Executive further acknowledges that this Section 10 is an
                                                      ----------
independent covenant within this Agreement, and that this covenant shall survive any termination of Agreement and shall be treated as an independent covenant for the purposes of enforcement. With respect to this covenant, the Executive hereby acknowledges receipt of Ten Dollars ($10.00) and other good and valuable consideration stated herein including the consideration of his continued employment by the Company.

     (e) The Executive shall, during the term of this Agreement and thereafter, notify any prospective employer of the terms and conditions of this Agreement regarding confidentiality, non-disclosure and non-competition.

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     11.  CONFIDENTIALITY AND NON-DISCLOSURE.
          -----------------------------------

     (a) The Executive shall hold in strict confidence and shall not, either during the term of this Agreement or after the termination hereof, disclose, directly or indirectly, to any third party, person, firm, corporation or other entity, irrespective of whether such person or entity is a competitor of the Company or is engaged in a business similar to that of the Company, any trade secrets or other proprietary or confidential information of the Company or any subsidiary or affiliate (as defined in Section 10) of the Company obtained by
                                       ----------
the Executive from or through his employment hereunder. The Executive hereby acknowledges and agrees that all proprietary information referred to in this

Section 11 shall be deemed trade secrets of the Company and of its subsidiaries
----------
and affiliates, as defined in Section 10, and that the Executive shall take such
                              ----------
steps, undertake such actions and refrain from taking such other actions, as mandated by the provisions hereof and by the provisions of the Virginia Uniform Trade Secret Act. Executive further acknowledges that the Company's products and titles consist of copyrighted material, and Executive shall exercise his best efforts to prevent the use of such copyrighted material by any person or entity which has not prior thereto been authorized to use such information by the Company.

     (b) The Executive further hereby agrees and acknowledges that any disclosure of any proprietary information prohibited herein, or any breach of the provisions of Sections 4 or 10 of this Agreement, may result in irreparable
                  -----------   --
injury and damage to the Company which will not be adequately compensable in monetary damages, that the Company will have no adequate remedy at law therefor, and that the Company may obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the company against, or on account of, any breach by the Executive of the provisions contained in Sections 4, 10 or 11.
                            ----------  --    --

     (c) The Executive further agrees that, upon termination of this Agreement, whether voluntary or involuntary or with or without cause, the Executive shall notify any new employer, partner, associate or any other firm or corporation with whom the Executive shall become associated in any capacity whatsoever of the provisions of this Section 11, and that the Company may give such notice to
                       ----------
such firm, corporation or other person.

     12.  ASSIGNMENT AND DISCLOSURE OF INVENTIONS.
          ----------------------------------------

     (a) From and after the date the Executive first became employed with the Company, the Executive hereby agrees to promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets ("Inventions"), whether or not
                                           ----------
patentable, copyrightable or protectible as trade secrets, that are made or conceived or first reduced to practice or created by the Executive, either alone or jointly with others, during the period of the Executive's employment, whether or not in the course of the Executive's employment.

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     (b) The Executive hereby acknowledges that copyrightable works prepared by the Executive within the scope of the Executive's employment are "works for
                                                                  ---------
hire" under the Copyright Act and that the Company will be considered the author thereof. The Executive hereby agrees that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by the Executive for the Company, or (c) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby assigned by the Executive to the Company.

     13.  SEVERABILITY.  The Company and the Executive recognize that the laws
          ------------
and public policies of the Commonwealth of Virginia are subject to varying interpretations and change. It is the intention of the Company and of the Executive that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the Commonwealth of Virginia, but that the unenforceability (to the modification to conform to such laws or public policies) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder of this Agreement. Accordingly, if any provisions of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render it valid and enforceable.

     14.  ASSIGNMENT.  Neither the rights nor obligations under this Agreement
          ----------
may be assigned by either party, in whole or in part, by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of any successor of the Company and its subsidiaries and affiliates, whether by merger, reorganization or otherwise, or any purchaser of all or substantially all of the assets of the Company.

     15.  NOTICES.  Any notice expressly provided for under this Agreement shall
          -------
be in writing, shall be given either manually or by mail and shall be deemed sufficiently given when actually received by the party to be notified or when mailed, if mailed by certified or registered mail, postage prepaid, addressed to such party at their addresses as set forth below. Either party may, by notice to the other party, given in the manner provided for herein, change their address for receiving such notices.

     (a)  If to the Company, to:

          Template Software, Inc.
          45365 Vintage Park Plaza, Suite 100
          Dulles, Virginia 20166
          Attn: President

          with a copy to:

          Hunton & Williams
          1751 Pinnacle Drive, Suite 1700
          McLean, Virginia 22102
          Attn: Joseph W. Conroy, Esquire

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     (b)  If to the Executive, to

          Joseph M. Fox
          c/o Template Software, Inc.
          45365 Vintage Park Plaza, Suite 100
          Dulles, Virginia 20166

     16.  GOVERNING LAW.  This Agreement shall be executed, construed and
          -------------
performed in accordance with the laws of the Commonwealth of Virginia without reference to conflict of laws principles.

     17.  HEADINGS.  The section headings contained in this Agreement are for
          --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     18.  ENTIRE AGREEMENT, AMENDMENTS.  This Agreement constitutes and embodies
          ----------------------------
the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection with such subject matter. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Company's policies regarding employees, the terms of this Agreement shall supersede the conflicting or inconsistent Company policies. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding unless in writing signed by the Executive and on behalf of the Company by an officer thereunto duly authorized by the Company's Board of Directors. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any other provision or to exercise any right or remedy in the event of any other default.





                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              TEMPLATE SOFTWARE, INC.


                              By:    /s/ E. Linwood Pearce
                                 --------------------------------------------
                                 Name:  E. Linwood Pearce
                                 Title:  President / Chief Executive Officer


                              EXECUTIVE


                                   /s/ Joseph M. Fox
                                 --------------------------------------------
                                 Joseph M. Fox

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